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

CONTRACT OWNER VARIABLE ANNUITY APPLICATION                                              CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                                                                         ------------------------------------------
                                                                                         A CIGNA Company

                                                                                                                         No. 000001
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1a.  Name of  Contract Owner                                        b.   Contract Owner Tax Iden. #

                                                                                 -         -
                                                                         --- ---   --- ---   --- --- --- --- ---

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  c.    Address (No., Street, City, State & Zip Code) of Contract Owner



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ADDITIONAL INSTRUCTIONS                                           HOME OFFICE CHANGES OR CORRECTIONS




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The Contract Owner hereby applies to Connecticut General Life Insurance company for a Flexible Payment Deferred Group Variable
Annuity Contract.  Under penalties of perjury, I (as an officer of the Contract Owner) hereby certify that the above Taxpayer
Identification number is correct.

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Dated at (City & State)

                                               On      /     /
                                                   ---   ---   ---
                                                   Mo.   Day   Year
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Registered Representative/Witness                                 Signature and Title of Officer of Contract Owner

a.   Print Name:                                                  a.   Print Name:
                 -----------------------------------                               -----------------------------------

b.   Signature:                                                   b.   Signature:
                ------------------------------------                               -----------------------------------

c.   SS#:                                                         c.   Title:
           -----------------------------------------                          ----------------------------------------

d.   Telephone:
                ------------------------------------

e.   Rep Code:
               -------------------------------------

f.   Field Office Code:
                        ----------------------------
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CONTRACT OWNER VARIABLE ANNUITY APPLICATION                                              CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                                                                         ------------------------------------------
                                                                                         A CIGNA Company


                                                                                                                         No. 000001
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1a.  Name of  Contract Owner                                        b.   Contract Owner Tax Iden. #

     CIGNA VARIABLE PRODUCTS TRUST (DATED 6/7/95)                         0   1  -  0   0  -  0   0   0   0   1
                                                                         --- ---   --- ---   --- --- --- --- ---

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  c.    Address (No., Street, City, State & Zip Code) of Contract Owner

       100 ANYSTREET, ANYTOWN, NY  12257

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ADDITIONAL INSTRUCTIONS                                           HOME OFFICE CHANGES OR CORRECTIONS




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The Contract Owner hereby applies to Connecticut General Life Insurance company for a Flexible Payment Deferred Group Variable
Annuity Contract.  Under penalties of perjury, I (as an officer of the Contract Owner) hereby certify that the above Taxpayer
Identification number is correct.

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Dated at (City & State)

      ANYTOWN, NY                              On   8  /  1  /  95
                                                   ---   ---   ---
                                                   Mo.   Day   Year
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Registered Representative/Witness                                 Signature and Title of Officer of Contract Owner

a.   Print Name:  JOHN AGENT                                      a.   Print Name:  RICHARD SMITH
                 -----------------------------------                               -----------------------------------

b.   Signature:  /S/ JOHN AGENT                                   b.   Signature:   /S/ R. SMITH
                ------------------------------------                               -----------------------------------

c.   SS#:   ###-##-####                                           c.   Title:  SENIOR VICE-PRES.
           -----------------------------------------                          ----------------------------------------

d.   Telephone:  518-001-0001
                ------------------------------------

e.   Rep Code:  01
               -------------------------------------

f.   Field Office Code:  001
                        ----------------------------
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CERTIFICATE OWNER
VARIABLE ANNUITY APPLICATION                                                       CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                                                                   a CIGNA company
                                                                                   ------------------------------------------------
                                                                                   MAILING ADDRESS:
                                                                                   CIGNA INDIVIDUAL INSURANCE
                                                                                   VARIABLE PRODUCTS SERVICE CENTER, ROUTING S224
                                                                                   HARTFORD, CONNECTICUT 06152-2224

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1
CERTIFICATE OWNER   Name
                         -----------------------------------------------------------------------------------------------------
                                        First                 Middle                 Last

                    Address
                             -------------------------------------------------------------------------------------------------
                                      Number           Street         City               State           Zip Code

                    Date of Birth      /   /       SS#                          Sex  / / M   Telephone (       )            (HOME)
                                 ------------          -------------------           / / F             ---------------------
                                   Mo. Day  Yr.         (or Tax Iden. #)                               (       )            (WORK)
                                                                                                       ---------------------

                    Full Name of Trust                                        Name(s) of Trustee(s)
                                       ----------------------  -----------                          --------------------------
                                           (If applicable)    (Date of Trust)                              (If applicable)
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2
ANNUITANT           Name
(If different from       -----------------------------------------------------------------------------------------------------
Certificate Owner)                    First                 Middle                 Last

                    Address
(Annuitant may not           -------------------------------------------------------------------------------------------------
be a  corporation                     Number           Street         City               State           Zip Code
or trust)
                    Date of Birth      /   /       SS#                          Sex  / / M   Telephone (       )            (HOME)
                                   ------------        -------------------           / / F             ---------------------
                                   Mo. Day  Yr.         (or Tax Iden. #)                               (       )            (WORK)
                                                                                                       ---------------------
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3
CERTIFICATE         Primary Beneficiary(s) and relationship to Certificate     Contingent Beneficiary(s) and relationship to
OWNER'S             Owner                                                      Certificate Owner
BENEFICIARY
DESIGNATION         ------------------------------------------------------    ------------------------------------------------
                    ------------------------------------------------------    ------------------------------------------------
                    ------------------------------------------------------    ------------------------------------------------
                    ------------------------------------------------------    ------------------------------------------------

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4                     I.  Premium Payment    $                            (MAKE CHECK PAYABLE TO "CGLIC")
PREMIUM PAYMENT(S)                              -----------------------
                     II.  Plan Type (CHECK ONE)  / / QUALIFIED (IF QUALIFIED, PLEASE COMPLETE ADDENDUM TO APPLICATION -
                                                                FORM B10281)
                                                 / / NON-QUALIFIED
                    III.  Does any portion of the payment represent after-tax dollars?
                                 / / YES   / / NO    IF YES, SPECIFY THE AMOUNT $
                                                                                --------------------------
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5
PREMIUM PAYMENT                                    FIXED ACCOUNT GUARANTEED PERIODS - (SUB-ACCOUNTS)
ALLOCATION            _____% 1 Year     _____% 3 Years     _____% 5 Years     _____% 7 Years     _____% 10 Years
                      _____%    _____ Years  (IF AVAILABLE FROM THE COMPANY)
(Allocation to any
one % line must be
10% or more.)                                           VARIABLE ACCOUNT - SUB-ACCOUNTS (FUNDS)

(Use Whole            FIDELITY INVESTMENTS                                            NEUBERGER & BERMAN
percentages only.     ___% Asset Manager Portfolio                                    ___% AMT Balanced Portfolio
Must total 100%.)     ___% Equity-Income Portfolio                                    ___% AMT Limited Maturity Bond Portfolio
                      ___% Investment Grade Bonds Portfolio                           ___% AMT Partners Portfolio
If DOLLAR COST        ___% Money Market Portfolio
AVERAGING is
employed, an          FRED ALGER MANAGEMENT, INC.                                     QUEST FOR VALUE
allocation must be    ___% Alger American Growth Portfolio                            ___% Quest Global Equity Portfolio
made to the           ___% Alger American Leveraged AllCap Portfolio                  ___% Quest Managed Portfolio
Fidelity               ___% Alger American MidCap Growth Portfolio                    ___% Quest Small Cap Portfolio
Investments VIP       ___% Alger American MidCap Growth Portfolio
Money Market
Portfolio and the %   MASSACHUSETTS FINANCIAL SERVICES                                OTHER (IF AVAILABLE FROM THE COMPANY)
allocation must       ___% MFS Total Return Series                                    ___% ____________________________
result in at least    ___% MFS Utilities Series                                       ___% ____________________________
$12,000 to such       ___% MFS World Governments Series
account.  Please
complete Section 7.   _____% TOTAL of percentages allocated to Fixed Account and/or Variable Account (MUST EQUAL 100%).

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6                   The Annuity Date (INCOME PAYMENTS  BEGIN ON THE FIRST DAY OF THE MONTH FOLLOWING THE  ANNUITY DATE) must be at
ANNUITY DATE        least  one year after  the Date  of Issue.   If  no date  is selected, the  initial Annuity  Date will  be the
                    Annuitant's 85th birthday (FOR QUALIFIED PLANS, AGE 70 1/2).  Initial Annuity Date
                                                                                                       ------------------------
                                                                                                        MONTH             YEAR
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7                   SELECT ONE TRANSFER OPTION ($1,000 MINIMUM PER TRANSFER):
DOLLAR COST
AVERAGING           / / $_____________ monthly    / / $_____________ quarterly

(For Variable       Each amount transferred is to be applied to the following Fund(s)  in these percentages (USE WHOLE PERCENTAGES
Account only)       ONLY.  TOTAL MUST EQUAL 100%.):

(FOLLOW             FIDELITY INVESTMENTS                                   NEUBERGER & BERMAN
INSTRUCTIONS IN     ___% Asset Manager Portfolio                           ___% AMT Balanced Portfolio
SECTION 5 BEFORE    ___% Equity-Income Portfolio                           ___% AMT Limited Maturity Bond Portfolio
COMPLETING THIS     ___% Investment Grade Bonds Portfolio                  ___% AMT Partners Portfolio
SECTION.)           ___% Money Market Portfolio

                    FRED ALGER MANAGEMENT, INC.                            QUEST FOR VALUE
                    ___% Alger American Growth Portfolio                   ___% Quest Global Equity Portfolio
                    ___% Alger American Leveraged AllCap Portfolio         ___% Quest Managed Portfolio
                    ___% Alger American MidCap Growth Portfolio            ___% Quest Small Cap Portfolio
                    ___% Alger American Small Capitalization Portfolio

                    MASSACHUSETTS FINANCIAL SERVICES                       OTHER (IF AVAILABLE FROM THE COMPANY)
                    ___% MFS Total Return Series                           ___% ____________________________
                    ___% MFS Utilities Series                              ___% ____________________________
                    ___% MFS World Government Series
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8                   Will the certificate replace one or more existing annuity or life insurance contracts?   / / YES   / / NO
REPLACEMENT         IF YES, PLEASE PROVIDE COMPANY NAME, POLICY NUMBER AND AMOUNT IN SPECIAL REMARKS SECTION AND FOR NON-QUALIFIED
                    PLANS, COMPLETE THE FOLLOWING:

                            INDICATE COST BASIS:                COST BASIS                   GAIN

                            PRE-TEFRA (PRIOR TO 8/13/82)
                                                              ---------------         ----------------

                            POST-TEFRA (ON OR AFTER 8/13/82)
                                                              ---------------         ----------------
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9
SPECIAL REMARKS


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10
HOME OFFICE CHANGES
OR CORRECTIONS

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11                  I(We) hereby certify  that the  answers to the  above questions are true  and correct to  the best of  my(our)
SIGNATURE(S)        knowledge and  belief and agree that  this application will be  made a part  of any certificate  issued by the
                    Company.  ALL PAYMENTS AND  VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA
                    THAT MAY INCREASE OR DECREASE THE VALUE OF ANY PARTIAL OR FULL SURRENDER MADE PRIOR TO THE END OF A GUARANTEED
                    PERIOD.   ALL PAYMENTS AND VALUES PROVIDED  BY THE CERTIFICATE WHEN BASED ON THE  INVESTMENT EXPERIENCE OF THE
                    VARIABLE ACCOUNT ARE  VARIABLE AND ARE NOT  GUARANTEED AS TO  DOLLAR AMOUNT.   I(We) acknowledge receipt of  a
                    current prospectus.  Please  check here  /  /  if you  wish to receive a  copy of the Statement of  Additional
                    Information  which  supplements  the information  in the  prospectus.    Under penalties  of  perjury,  I (the
                    Certificate Owner)  certify that the above Social Security and Taxpayer Identification numbers are correct and that I am of legal age to enter into this agreement.

                    Signed at (City and State)                                                   On      /     /
                                               -------------------------------------------          ----- ----- -----
                                                                                                      MO   DAY  YEAR

                    -----------------------------------------------------------------
                                            SIGNATURE(S) OF CERTIFICATE OWNER(S)
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12                  The Registered Representative hereby certifies that the certificate  / / IS  / / IS NOT  intended to replace
CERTIFICATION/      or change any existing annuity or life insurance.
REPORT BY
REGISTERED          Print Name                                                Signature
REPRESENTATIVE/                --------------------------------------------             ------------------------------------
WITNESS             SS#                                                       Telephone
                               --------------------------------------------             ------------------------------------
                    Rep. Code/Percentage                    /              %  Field Office Code
                                          ---------------------------------                      ---------------------------

                                  --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

                    Print Name                                                Signature
                               --------------------------------------------             ------------------------------------
                    SS#                                                       Telephone
                               --------------------------------------------             ------------------------------------
                    Rep. Code/Percentage                    /              %  Field Office Code
                                          ---------------------------------                      ---------------------------

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13
BROKER/             Print Name                                                Telephone
DEALER                         --------------------------------------------             ------------------------------------
INFORMATION         Address                                                   Broker Code
                               --------------------------------------------                ---------------------------------
                                                                              Field Office Code
                               --------------------------------------------                     ----------------------------
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                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                    HARTFORD, CONNECTICUT


                   ADDENDUM TO VARIABLE ANNUITY APPLICATION

SUPPLEMENTAL    I.   Specify below how payment is to be applied:
INFORMATION
FOR QUALIFIED        / /  IRA and/or SEP - Please complete the following:
PLANS
                          (i)  Does any portion of the payment represent an IRA
                               and/or SEP contribution?  / / YES   / / NO
                               IF YES, SPECIFY THE AMOUNT $_______________
                               AND TAX YEAR 19____.
                         (ii) I (the Certificate Owner) certify that my signature below indicates that:
                               (a) I HAVE READ AND UNDERSTAND THE IRA DISCLOSURE STATEMENT WHICH HAS BEEN PROVIDED; AND
                               (b) IF I AM OPENING THIS IRA WITH A DISTRIBUTION FROM AN EMPLOYER-SPONSORED RETIREMENT PLAN, SUCH DISTRIBUTION IS A QUALIFIED DISTRIBUTION AS DEFINED IN THE INTERNAL REVENUE CODE AND TREASURY REGULATIONS, THE DISTRIBUTION QUALIFIES FOR ROLLOVER TREATMENT, AND I IRREVOCABLY ELECT TO TREAT THIS DISTRIBUTION AS A ROLLOVER CONTRIBUTION.

                     / / Tax Sheltered Annuity (403(b)) - Please complete the following:

                          (i) EMPLOYEE - I (the Certificate Owner) certify that my signature below indicates that:
                               (a) I ACKNOWLEDGE AND UNDERSTAND THAT
                               REDEMPTIONS ARE RESTRICTED TO THE FOLLOWING
                               EVENTS; DEATH, ATTAINMENT OF AGE 59 1/2,
                               SEPARATION FROM SERVICE, DISABILITY, OR
                               FINANCIAL HARDSHIP, EXCEPT THAT INCOME
                               ATTRIBUTABLE TO ELECTIVE CONTRIBUTIONS MAY NOT BE DISTRIBUTED IN THE CASE OF HARDSHIP; AND
                               (b) I HAVE BEEN INFORMED OF AND UNDERSTAND THE INVESTMENT ALTERNATIVES AVAILABLE UNDER MY EMPLOYERS 403(B) ARRANGEMENT TO WHICH I MAY ELECT TO TRANSFER THE VALUE OF MY CERTIFICATE.
                         (ii) Please complete for ongoing contributions only: EMPLOYER - I (as employer of the employee) represent that a salary reduction agreement is currently in place between the sponsoring organization/employer and the employee.____________ (EMPLOYER'S SIGNATURE)

                     / /  Pension Plan (Specify plan year-end date
                          ____/____/____)
                     / / Profit Sharing Plan (Specify plan year-end date ____/____/____)
                     / /  Other  ________________________

                II. Specify below the type of plan from which the distribution was made:

                     / / IRA
                     / / Tax Sheltered Annuity (403(b))
                     / / Pension Plan
                     / / Profit Sharing Plan (including 401(k))
                     / / Other ________________________


Signed at (City and State)                                  On      /     /
                          ------------------------------      ----- ----- -----
                                                               MO    DAY  YEAR

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                       SIGNATURE(S) OF CERTIFICATE OWNER(S)